Acquisition Deposit	12 Months Ended
Dec. 31, 2019
Acquisition Intention Deposit Disclosure [Abstract]
ACQUISITION DEPOSIT

NOTE 8 – ACQUISITION DEPOSIT

On October 8, 2018, REIT Changjiang entered into a letter of intention (“LOI”) with a third-party target company Ruihan Concrete Technology Co.,Ltd. (“Ruihan”) for the purpose of a potential acquisition or business cooperation in construction material area. REIT Changjiang made an advance payment of $2,181,000 (RMB 15 million) to Ruihan as an acquisition deposit. The tentative effective date of the LOI was until August 30, 2019. The deposit is refundable if no agreement would be reached.

During the year ended December 31, 3019, the negotiation with Ruihan did not result in a favorable outcome and the Company determined not to proceed with any definitive agreement with Ruihan As of December 31, 2019, the Company did not receive the refund back from Ruihan after rigorous collection efforts. Due to changes in market conditions as affected by the COVID-19 outbreak and spread, Ruihan suffered financial difficulty and the collection of the refund from Ruihan became remote and as a result, a full impairment of approximately $2.2 million has been recorded against the acquisition deposit for the year ended December 31, 2019.